UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 21, 2021 (June 15, 2021)

Convey Holding Parent, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001–40506	84-2099378
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 SE 3rd Avenue, 26th Floor, Fort Lauderdale, Florida 33394
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (800) 559-9358

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CNVY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 15, 2021, Convey Holding Parent, Inc., a Delaware corporation (the “Company”), priced its initial public offering (the “IPO”) of its common stock, par value $0.01 per share (the “Common Stock”), at an offering price of $14.00 per share, pursuant to the Company’s registration statement on Form S-1, as amended (File No. 333-256370) (the “Registration Statement”). On June 15, 2021, in connection with the IPO, the Company and TPG Cannes Aggregation, L.P., a Delaware limited partnership (the “Selling Stockholder”), entered into an underwriting agreement (the “Underwriting Agreement”) with BofA Securities, Inc., Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC, as representatives of the several underwriters specified therein.

The Company made certain customary representations, warranties and covenants and agreed to indemnify the underwriters against (or contribute to the payment of) certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). This description of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 hereto and incorporated by reference herein.

In connection with the IPO, the Company also entered into the following agreements:

•	a Stockholders Agreement, dated June 15, 2021, by and between the Company and the Selling Stockholder (the “Stockholders Agreement”), a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference herein; and

•	a Registration Rights Agreement, dated June 15, 2021, by and among the Company, the Selling Stockholder, Sharad S. Mansukani and Stephen C. Farrell (the “Registration Rights Agreement”), a copy of which is filed as Exhibit 10.2 hereto and incorporated by reference herein.

The terms of these agreements are substantially the same as the terms set forth in the forms of such agreements previously filed as exhibits to the Registration Statement.

On June 18, 2021, the Company closed its IPO. The Company sold 11,666,667 shares of its Common Stock, and the Selling Stockholder sold 1,666,667 shares of Common Stock. In addition, pursuant to the Underwriting Agreement, the Selling Stockholder granted the Underwriters an option to purchase 2,000,000 shares of Common Stock at the same price for a period of 30 days following June 15, 2021. The Company used approximately $131.5 million of the net proceeds from the IPO to repay outstanding indebtedness under its credit agreement.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 below is incorporated by reference herein.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 15, 2021, in connection with the IPO, the Company entered into indemnification agreements with its directors and executive officers. These agreements will require the Company to indemnify these individuals to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to the Company, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. The terms of these agreements are substantially the same as the terms set forth in the forms of such agreements previously filed as exhibits to the Registration Statement.

These indemnification rights are not exclusive of any other right which an indemnified person may have or hereafter acquire under any statute, provision of the Company’s Second Amended and Restated Certificate of Incorporation, provision of the Company’s Second Amended and Restated Bylaws, agreement, or vote of stockholders or disinterested directors or otherwise. The foregoing is only a summary of the material terms of the indemnification agreements, and is qualified in its entirety by reference to the form of indemnification agreement, which is filed as Exhibit 10.3 hereto and is incorporated herein by reference.

On June 4, 2021, in connection with the IPO, the Company adopted the Convey Holding Parent, Inc. 2021 Omnibus Incentive Compensation Plan (the “2021 Plan”) and the Convey Holding Parent, Inc. 2021 Employee Stock Purchase Plan (the “2021 ESPP”), copies of which are filed as Exhibits 10.4 and 10.5 hereto, respectively, and are incorporated by reference herein. The descriptions and forms of the 2021 Plan and 2021 ESPP are substantially the same as set forth in each of the forms of the 2021 Plan and the 2021 ESPP previously filed as exhibits to the Registration Statement.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 17, 2021, the Company’s Second Amended and Restated Certificate of Incorporation (the “Charter”), in substantially the form previously filed as Exhibit 3.1 to the Registration Statement, and the Company’s Second Amended and Restated Bylaws (the “Bylaws”), in substantially the form previously filed as Exhibit 3.2 to the Registration Statement, became effective. The Charter, among other things, provides that the Company’s authorized capital stock consists of 500,000,000 shares of Common Stock and 25,000,000 shares of preferred stock. A description of the Company’s capital stock, after giving effect to the adoption of the Second Amended and Restated Certificate of Incorporation and the Second Amended and Restated Bylaws, has previously been reported by the Company in the Registration Statement. The Second Amended and Restated Certificate of Incorporation and the Second Amended and Restated Bylaws are filed herewith as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

Item 8.01. Other Events.

On June 18, 2021, the Company issued a press release announcing the closing of its IPO, a copy of which is attached as Exhibit 99.1 hereto and incorporated by reference herein.

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated June 15, 2021, by and among Convey Holding Parent, Inc., TPG Cannes Aggregation, L.P., and BofA Securities, Inc., Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC, as representatives of the several underwriters specified therein.

3.1	Second Amended and Restated Certificate of Incorporation of Convey Holding Parent, Inc.

3.2	Second Amended and Restated Bylaws of Convey Holding Parent, Inc.

10.1	Stockholders Agreement, dated June 15, 2021, by and between Convey Holding Parent, Inc. and TPG Cannes Aggregation, L.P.

10.2	Registration Rights Agreement, dated June 15, 2021, by and among Convey Holding Parent, Inc., TPG Cannes Aggregation, L.P., Sharad S. Mansukani and Stephen C. Farrell.

10.3	Form of Indemnification Agreement.

10.4	Convey Holding Parent, Inc. 2021 Omnibus Incentive Compensation Plan.

10.5	Convey Holding Parent, Inc. 2021 Employee Stock Purchase Plan.

99.1	Press Release, dated June 18, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONVEY HOLDING PARENT, INC.

Date: June 21, 2021

By:	/s/ Timothy Fairbanks
	Name:	Timothy Fairbanks
	Title:	Chief Financial Officer & Executive Vice President